UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
KBW, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee paid previously with preliminary materials.

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on June 03, 2008.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The following materials are available to view: 2008 Proxy Statement, 2007 Annual Report and Form 10-K
To view these materials, have available the 12-digit Control #(s) (located on the following page) and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request in one of the following ways on or before May 20, 2008:
By Internet:  www.proxyvote.com  By Telephone: 1-800-579-1639  **By Email: sendmaterial@proxyvote.com
**If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line.
Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

KBW, INC.
BNY MELLON SHAREOWNER SERVICES
P.O. BOX 358015
PITTSBURG, PA 15252-8015
Toll Free: 877-897-6894
International: 201-680-6685
TTY # Hearing Impaired: 800-231-5469
www.bnymellon.com/shareowner/isd

KBW, INC.
Vote In Person
Many stockholder meetings have attendance requirements
including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. If you plan to attend the meeting or vote at the meeting, please check the proxy statement and other meeting materials for any special requirements for meeting attendance. At the meeting you will need to request a ballot to vote these shares.

Vote By Internet
To vote now by Internet, go to www.proxyvote.com.
Use the Internet to transmit your voting instructions and
for electronic delivery of information up until 11:59 P.M.
Eastern Time on June 2, 2008. Have your notice in hand
when you access the web site and follow the instructions
provided on the web site.

Meeting Location
The Annual Meeting for stockholders as of April 7, 2008
is to be held on June 3, 2008 at 10:00 A.M. Eastern Time

at:	American Conference Centers 780 Third Avenue Between 48th & 49th Street New York, NY 10017

FOR MEETING DIRECTIONS
PLEASE CALL: 212-527-9000

Voting items
The Board of Directors recommends a
vote FOR the following items:
1.	Election of each of the following director nominees for a three-year term: Andrew M. Senchak and Christopher M. Condron

2.	Approval of the KBW, Inc. 2008 Employee Stock Purchase Plan

3.	Ratification of the appointment of KPMG LLP as independent registered public accounting firm for the year ended December 31, 2008.